UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 774-3034
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure.
On February 1, 2021, DuPont de Nemours, Inc. (“DuPont” or the “Company”) completed the separation and distribution of its Nutrition & Biosciences business (the “N&B Business”), and merger of Nutrition & Biosciences, Inc. (“N&B”), a DuPont subsidiary formed to hold the N&B Business, with a subsidiary of International Flavors & Fragrances Inc. (“IFF”). The distribution was effected through an exchange offer (the “Exchange Offer”) where, on the terms and subject to the conditions of the Exchange Offer, DuPont stockholders had the option to tender all, some or none of their shares of common stock, par value $0.01 per share, of DuPont (the “DuPont Common Stock”) for a number of shares of common stock, par value $0.01 per share, of N&B (the “N&B Common Stock”), and which resulted in all shares of N&B Common Stock being distributed to DuPont stockholders that participated in the Exchange Offer. The consummation of the Exchange Offer was followed by the merger of N&B with a wholly owned subsidiary of IFF, with N&B surviving the merger as a wholly owned subsidiary of IFF (the Exchange Offer together with the merger, the "N&B Transaction"). As a result of the N&B Transaction, the N&B Business is reported in the Company's historical results as discontinued operations for the periods presented.

2021 Segment Realignments
Effective February 1, 2021, immediately following the separation and distribution of the N&B Business, the Company made changes to its management and reporting structure (the “2021 Segment Realignments”). These changes include the following:
• Realignment of certain businesses from Transportation & Industrial to Electronics & Imaging;
• Dissolution of the Non-Core segment with the businesses to be divested and previously divested reflected in Corporate;
• Realignment of the remaining Non-Core businesses to Transportation & Industrial.
In addition, the following name changes occurred:
• Electronics & Imaging is renamed Electronics & Industrial;
• Transportation & Industrial is renamed Mobility & Materials;
• Safety & Construction is renamed Water & Protection.
The Company is providing, as an exhibit to this report, unaudited revised consolidated statements of operations for the years ended December 31, 2020, 2019 and 2018 as well as the three month periods ended March 31, 2020 and 2019, June 30, 2020 and 2019, September 30, 2020 and 2019, and December 31, 2020 and 2019, that reflect the N&B Business as discontinued operations. The Company is also providing select supplemental unaudited segment information for the periods noted above reflecting the 2021 Segment Realignments.

The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished pursuant to Regulation FD in order to provide summary financial information and historical data that is used internally to review and assess performance and to provide meaningful comparability among periods. The supplemental information provides investors with data on a basis that is consistent with how management evaluates business results. The financial information contained in this report, including Exhibit 99.1 attached hereto, should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the Company’s Quarterly Reports on Form 10-Q for the interim periods included herein and Annual Report on Form 10-K for the year ended December 31, 2020 filed with the U.S. Securities and Exchange Commission ("SEC").

The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

99.1	Supplemental Revised Statements of Operations and Revised Segment Information adjusted to reflect the N&B Distribution and new segment structure, by quarter.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant
Date: February 24, 2021

By:	/s/ Michael G. Goss
Name:	Michael G. Goss
Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Revised Statements of Operations and Revised Segment Information adjusted to reflect the N&B Distribution and new segment structure, by quarter.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.